Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Additional accounting policy disclosures are provided within the applicable notes to the consolidated financial statements.
Cash, Cash Equivalents, and Restricted Cash
Cash equivalents are highly liquid investments with original maturities of three months or less from the date of purchase and are stated at the lower of cost or market value. Our cash and cash equivalents as of December 31, 2016 and 2015, includes $1.2 billion and $948 million, respectively, held by our consolidated VIEs, which is not available for our use to fund operations or satisfy our obligations.
As of December 31, 2016 and 2015, we had $3.1 billion and $167 million of restricted cash, respectively, comprised of current and non-current portions. As described in Note 2, the majority of the restricted cash as of December 31, 2016, related to sale of the SMG Business (see Note 17) and is restricted under the terms of the CIE Proceeds Agreement. Restricted cash also includes cash reserved under loan agreements for (a) development projects and (b) certain expenditures incurred in the normal course of business, such as interest services, real estate taxes, casualty insurance, and capital improvements; and certain other cash deposits that are designated by management for specific purpose.
In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows: Restricted Cash, requiring that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash and cash equivalents. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We adopted ASU No. 2016-18 for the year ended December 31, 2016, and retrospectively applied the amendments as required.
Prior to the adopting ASU No. 2016-18, our consolidated statements of cash flows reported changes in restricted cash as investing activities and excluded restricted cash from the beginning and ending balances of cash and cash equivalents. The effect on prior periods of adopting the new guidance includes: (i) increases in cash, cash equivalents, and restricted cash balances as of December 31, 2015, 2014, and 2013 to $1.4 billion, $2.9 billion, and $3.1 billion, respectively; and (ii) increases of $6 million and $240 million in cash flows used in investing activities for the years ended December 31, 2015 and 2014, respectively.
The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported on the balance sheets that sum to amounts reported on the consolidated statements of cash flows.

(In millions)	December 31, 2016	December 31, 2015
Cash and cash equivalents	$1,513	$1,227
Restricted cash, current portion	3,113	58
Restricted cash, non-current portion	5	109
Total cash, cash equivalents, and restricted cash	$4,631	$1,394

Receivables
We issue credit to approved casino customers following investigations of creditworthiness. Business or economic conditions or other significant events could affect the collectibility of these receivables. Accounts receivable are typically non-interest bearing and are initially recorded at cost.
Marker play represents a significant portion of our overall table games volume. We maintain strict controls over the issuance of markers and aggressively pursue collection from those customers who fail to pay their marker balances timely. These collection efforts include the mailing of statements and delinquency notices, personal contacts, the use of outside collection agencies and civil litigation. Markers are generally legally enforceable instruments in the United States. Markers are not legally enforceable instruments in some foreign countries, but the United States’ assets of foreign customers may be reached to satisfy judgments entered in the United States. We consider the likelihood and difficulty of enforceability, among other factors, when we issue credit to customers who are not residents of the United States.
Due from affiliates represents the net receivable for each counterparty relating to shared services performed on their behalf.
Accounts are written off when management deems the account to be uncollectible. Recoveries of accounts previously written off are recorded when received. We reserve an estimated amount for gaming receivables that may not be collected to reduce the Company’s receivables to their net carrying amount. Methodologies for estimating the allowance for doubtful accounts range from specific reserves to various percentages applied to aged receivables. Historical collection rates are considered, as are customer relationships, in determining specific reserves. As with many estimates, management must make judgments about potential actions by third parties in establishing and evaluating our reserves for allowance for doubtful accounts. Receivables are reported net of the allowance for doubtful accounts.
Allowance for Doubtful Accounts

(In millions)	2016	2015	2014
Balance as of January 1	$48	$196	$162
Provision for doubtful accounts	11	11	50
Write-offs less recoveries	(18)	3	(16)
CEOC deconsolidation	—	(162)	—
Balance as of December 31	$41	$48	$196

Revenue Recognition
Property Revenues
Casino revenues are measured by the aggregate net difference between gaming wins and losses. Funds deposited by customers in advance and chips in the customers’ possession are recognized as a liability before gaming play occurs. Food and beverage, rooms, and other operating revenues are recognized when services are performed. Advance deposits on rooms and advance ticket sales are recorded as a deposit liability until services are provided to the customer. Sales taxes and other taxes collected from customers on behalf of governmental authorities are accounted for on a net basis and are not included in net revenues or operating expenses.
The retail value of accommodations, food and beverage, and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. See Note 13.
Other Revenue
Other revenue primarily includes revenue from third-party real estate leasing arrangements at our casino properties, revenue from company-operated retail stores, revenue from our entertainment venues and The High Roller observation wheel, and management fee revenue earned by CEOC through its management of third-party casino properties, until its deconsolidation in January 2015.
Advertising
The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was $55 million, $65 million, and $176 million for the years ended December 31, 2016, 2015, and 2014, respectively.
Other Operating Costs
Other operating costs primarily includes write-downs, reserves, and project opening costs, net of recoveries and acquisition and integration costs.